UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) March 4, 2024 (March 1, 2024)

SPIRIT AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35186		38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification Number)

2800 Executive Way	Miramar,	Florida	33025
(Address of Principal Executive)			(Zip Code)
(954) 447-7920
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.
The disclosure set forth below under Item 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 1.02.    Termination of a Material Definitive Agreement.
As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 28, 2022, Spirit Airlines, Inc. ("Spirit") entered into an Agreement and Plan of Merger on July 28, 2022 (the “Merger Agreement”), with JetBlue Airways Corporation, a Delaware corporation (“JetBlue”), and Sundown Acquisition Corp., a Delaware corporation and a direct, wholly owned subsidiary of JetBlue (“Merger Sub” and, together with Spirit and JetBlue, the “Parties”), pursuant to which and subject to the terms and conditions therein, Merger Sub would be merged with and into Spirit, with Spirit continuing as the surviving entity (the “Merger”).
On March 4, 2024, the Parties entered into a Termination Agreement (the “Termination Agreement”), pursuant to which the Merger Agreement was terminated effective immediately. Under the terms of the Termination Agreement, JetBlue will, no later than 5:00 p.m. ET on March 5, 2024, pay or cause to be paid $69 million in cash to Spirit.

The Parties agreed to certain non-solicitation and non-disparagement covenants for six months following the date of the Termination Agreement. The Parties also agreed to mutual releases of claims in connection with the Merger Agreement and the Merger.

The foregoing description of the Termination Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Termination Agreement, which is attached as Exhibit 10.1 and is incorporated herein by reference, and by the terms and conditions of the full text of the Merger Agreement, which was previously filed by Spirit as Exhibit 2.1 to its Current Report on Form 8-K with the SEC on July 28, 2022 which is incorporated herein by reference.

Item 8.01    Other Events.
On March 4, 2024, Spirit issued a press release announcing the termination of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act:

Exhibit No.	Description
10.1	Termination Agreement, dated March 1, 2024, by and among JetBlue Airways Corporation, Sundown Acquisition Corp. and Spirit Airlines, Inc.
99.1	Press Release March 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2024	SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel